                                                                    EXHIBIT 24

                                POWER OF ATTORNEY
                                -----------------


    KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Barnett Grace and Edwin P. Henry, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3 of First Commercial Corporation (the "Company") pertaining to the registration of up to 2,038,312 shares of the Company's Common Stock, $3.00 par value per share, to be offered by the Selling Shareholders described in the Registration Statement in a public offering and to sign any and all amendments (including post-effective amendments) to the Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


                                                   /s/ Truman Arnold
                                                  ----------------------------
                                                   Truman Arnold
                                                   Director

Date:  December 14, 1995

                                                                    EXHIBIT 24

                                 POWER OF ATTORNEY
                                 -----------------


    KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Barnett Grace and Edwin P. Henry, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3 of First Commercial Corporation (the "Company") pertaining to the registration of up to 2,038,312 shares of the Company's Common Stock, $3.00 par value per share, to be offered by the Selling Shareholders described in the Registration Statement in a public offering and to sign any and all amendments (including post-effective amendments) to the Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


                                                   /s/ William H. Bowen
                                                  ----------------------------
                                                   William H. Bowen
                                                   Director

Date:  December 14, 1995

                                                                    EXHIBIT 24

                                 POWER OF ATTORNEY
                                 -----------------


    KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Barnett Grace and Edwin P. Henry, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3 of First Commercial Corporation (the "Company") pertaining to the registration of up to 2,038,312 shares of the Company's Common Stock, $3.00 par value per share, to be offered by the Selling Shareholders described in the Registration Statement in a public offering and to sign any and all amendments (including post-effective amendments) to the Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


                                                   /s/ Robert G. Cress
                                                  ----------------------------
                                                   Robert G. Cress
                                                   Director

Date:  December 14, 1995

                                                                    EXHIBIT 24

                                 POWER OF ATTORNEY
                                 -----------------


    KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Barnett Grace and Edwin P. Henry, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3 of First Commercial Corporation (the "Company") pertaining to the registration of up to 2,038,312 shares of the Company's Common Stock, $3.00 par value per share, to be offered by the Selling Shareholders described in the Registration Statement in a public offering and to sign any and all amendments (including post-effective amendments) to the Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


                                                   /s/ Cecil W. Cupp, Jr.
                                                  ----------------------------
                                                   Cecil W. Cupp, Jr.
                                                   Director

Date:  December 14, 1995

                                                                    EXHIBIT 24

                                 POWER OF ATTORNEY
                                 -----------------


    KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Barnett Grace and Edwin P. Henry, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3 of First Commercial Corporation (the "Company") pertaining to the registration of up to 2,038,312 shares of the Company's Common Stock, $3.00 par value per share, to be offered by the Selling Shareholders described in the Registration Statement in a public offering and to sign any and all amendments (including post-effective amendments) to the Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


                                                   /s/ Barnett Grace
                                                  ----------------------------
                                                   Barnett Grace
                                                   Director

Date:  December 14, 1995

                                                                    EXHIBIT 24

                                 POWER OF ATTORNEY
                                 -----------------


    KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Barnett Grace and Edwin P. Henry, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3 of First Commercial Corporation (the "Company") pertaining to the registration of up to 2,038,312 shares of the Company's Common Stock, $3.00 par value per share, to be offered by the Selling Shareholders described in the Registration Statement in a public offering and to sign any and all amendments (including post-effective amendments) to the Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


                                                   /s/ Frank D. Hickingbotham
                                                  ----------------------------
                                                   Frank D. Hickingbotham
                                                   Director

Date:  December 14, 1995

                                                                    EXHIBIT 24

                                 POWER OF ATTORNEY
                                 -----------------


    KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Barnett Grace and Edwin P. Henry, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3 of First Commercial Corporation (the "Company") pertaining to the registration of up to 2,038,312 shares of the Company's Common Stock, $3.00 par value per share, to be offered by the Selling Shareholders described in the Registration Statement in a public offering and to sign any and all amendments (including post-effective amendments) to the Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


                                                   /s/ Charles H. Murphy, Jr.
                                                  ----------------------------
                                                   Charles H. Murphy, Jr.
                                                   Director

Date:  December 14, 1995

                                                                    EXHIBIT 24

                                 POWER OF ATTORNEY
                                 -----------------


    KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Barnett Grace and Edwin P. Henry, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3 of First Commercial Corporation (the "Company") pertaining to the registration of up to 2,038,312 shares of the Company's Common Stock, $3.00 par value per share, to be offered by the Selling Shareholders described in the Registration Statement in a public offering and to sign any and all amendments (including post-effective amendments) to the Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


                                                   /s/ William C. Nolan, Jr.
                                                  ----------------------------
                                                   William C. Nolan, Jr.
                                                   Director

Date:  December 14, 1995

                                                                    EXHIBIT 24

                                 POWER OF ATTORNEY
                                 -----------------


    KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Barnett Grace and Edwin P. Henry, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3 of First Commercial Corporation (the "Company") pertaining to the registration of up to 2,038,312 shares of the Company's Common Stock, $3.00 par value per share, to be offered by the Selling Shareholders described in the Registration Statement in a public offering and to sign any and all amendments (including post-effective amendments) to the Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


                                                   /s/ Sam C. Sowell
                                                  ----------------------------
                                                   Sam C. Sowell
                                                   Director

Date:  December 14, 1995